As filed with the Securities and Exchange Commission on May 22, 2020

Securities Act File No 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No.

Post-Effective Amendment No.

THL CREDIT, INC.

(Exact name of Registrant as specified in charter)

500 Boylston Street, Suite 1250

Boston, MA 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 450-4424

Christopher J. Flynn

THL Credit, Inc.

500 Boylston Street, Suite 1250

Boston, MA 02116

(Name and address of agent for service)

COPIES TO:

David W. Blass, Esq.

Steven Grigoriou, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, NW

Washington, DC 20001

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this Registration Statement.

From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common Stock, $0.001 par value per share(3)
Preferred Stock, $0.001 par value per share(3)
Warrants(3)
Subscription Rights(4)
Debt Securities(5)
TOTAL		$250,000,000(5)	$4,102

(1)

Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)

Pursuant to Rule 415(a)(6) under the Securities Act of 1933, this registration statement covers a total of $218,400,000 of unsold securities that had initially been registered under the registrant’s registration statement on Form N-2, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2017 (No. 333-217217) and declared effective on May 23, 2017 (the “Prior Registration Statement”) and that are being carried forward to this registration statement. The Prior Registration Statement initially registered securities for a maximum aggregate offering price of $300,000,000, and of that amount the registrant has previously sold securities for an aggregate offering price of $81,600,000 pursuant to the Prior Registration Statement, leaving a balance of unsold securities with an aggregate offering price of $218,400,000 on the Prior Registration Statement. Such unsold securities and the registration fee paid by the registrant for such unsold securities is being carried forward to this registration statement and will continue to be applied to such unsold securities pursuant to Rule 415(a)(6). The amount of the registration fee in the “Calculation of Registration Fee Under the Securities Act of 1933” table relates to the additional $31,600,000 in aggregate offering price of securities being registered hereunder. As a result, a filing fee of $4,102 is being paid herewith. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement. If the registrant sells any of such unsold securities pursuant to the Prior Registration Statement after the date of the initial filing, and prior to the date of effectiveness, of this registration statement, the registrant will file a pre-effective amendment to this registration statement which will reduce the number of such unsold securities included on this registration statement.

(3)

Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.

(4)

Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock and/or preferred stock.

(5)

Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT OF SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

May 22, 2020

$250,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, up to $250,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus, and any related free writing prospectuses. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus and any related free writing prospectuses.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC), or FEAC, which also provides the administrative services necessary for us to operate. Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company. Immediately after closing of the transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

Substantially all of the debt securities in which the Company invests are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TCRD.” On May 21, 2020, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $2.89. The net asset value per share of our common stock at April 15, 2020 (the last date prior to the date of this prospectus on which we determined net asset value) was $5.34.

This prospectus contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. You may obtain this information free of charge or make stockholder inquiries by contacting us at THL Credit, Inc., 500 Boylston Street, Suite 1250, Boston, MA 02116, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider information contained on or accessed through our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risks ” beginning on page 10 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement, and any related free writing prospectuses.

The date of this prospectus is            , 2020.

We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement, or any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any such supplement, and any related free writing prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement or free writing prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or free writing prospectus or the sale of any security imply that the information in this prospectus is accurate as of any later date or that the affairs of THL Credit, Inc. have not changed since such date. This prospectus, any accompanying prospectus supplement and any free writing prospectus will be updated to reflect material changes.

i

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, or SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), or 14 of the Securities Exchange Act of 1934, as amended, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 5, 2020 and the amendment thereto filed on March 30, 2020;

•	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the SEC on May 7, 2020;

•

our Current Reports on Form 8-K filed with the SEC on February 4, 2020, March  5, 2020, March 13, 2020, April  15, 2020, April 20, 2020 and April  22, 2020 (other than any information furnished rather than filed);

•	our definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2020 (to the extent explicitly incorporated by reference into our Annual Report Form 10-K); and

•

the description of our common stock referenced in our Registration Statement on Form 8-A (No. 001-34410), as filed with the SEC on April 21, 2010, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information.” We will also provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. You should direct requests for documents by writing to:

THL Credit, Inc.

500 Boylston Street, Suite 1250

Boston, MA 02116

Phone number: (800) 450-4424

ii

ABOUT THIS PROSPECTUS

This prospectus, any accompanying prospectus supplement and any free writing prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements or related free writing prospectuses to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement or related free writing prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement and any related free writing prospectus that will contain specific information about the terms of that offering. The prospectus supplement and any related free writing prospectus may also add, update or change information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. Please carefully read this prospectus, any such supplements and related free writing prospectuses together with the additional information described under “Incorporation by Reference,” “Additional Information” and “Risks” sections before you make an investment decision. The information contained or incorporated by reference in this prospectus is accurate of their respective dates. Our financial condition, results of operations and prospectus may have changed since those dates.

A prospectus supplement or a free writing prospectus may also add to, update or change information contained in this prospectus.

iii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus carefully, including “Risks” and any information incorporated by reference. Throughout this prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” “First Eagle Alternative Credit,” “FEAC,” the “Advisor” or the “Administrator” refers to First Eagle Alternative Credit, LLC; “Greenway” refers to First Eagle Greenway Fund LLC; “Greenway II” refers to First Eagle Greenway Fund II LLC and related investment vehicle; “Logan JV” refers to THL Credit Logan JV LLC.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC), or FEAC, and supervised by our board of directors, a majority of whom are independent of FEAC and its affiliates. Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company. Immediately after closing of the transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “Certain Relationships” in this prospectus. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2020, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $2.3 billion in aggregate commitments to 131 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2020, we, along with our managed funds and separately managed accounts, have received $1.8 billion of proceeds from the realization of investments. The Company alone has received $1.5 billion of proceeds from the realization of its investments. As of March 31, 2020, our managed funds, First Eagle Greenway, LLC, or Greenway, and First Eagle Greenway II, LLC and its separately managed account, collectively Greenway II, have received $190.8 million, or 127.2% of committed capital, and $206.7 million, or 110.5% of the committed capital, respectively.

As a BDC, we must not acquire any assets other than “qualifying assets” (i.e., those assets specified in Section 55(a) of the 1940 Act) unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States and with their principal place of business in the United States. Investment companies and certain pooled investment vehicles excepted from the definition of investment company under the 1940 Act are not eligible portfolio companies.

We are also registered as an investment adviser under the Advisers Act.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage equal to up to one half of our total assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private securities to finance our investment objectives. See “Regulation” for a discussion of BDC regulation and other regulatory considerations.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019. Pursuant to our credit facility, it is an event of default if we have an asset coverage ratio of less than 165%.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” for a discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010 and on January 31, 2020 our Advisor was acquired by First Eagle. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)	First Eagle Alternative Credit is owned and controlled by First Eagle Investment Management, LLC.
(2)	First Eagle Alternative Credit SLS, LLC is a wholly-owned subsidiary of First Eagle Alternative Credit that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of First Eagle Alternative Credit that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

(7)

First Eagle Investment Management, LLC is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a holding company incorporated in Delaware. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and First Eagle through BCP CC Holdings.

First Eagle Alternative Credit, LLC

Our investment activities are managed by our investment adviser, First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC), or FEAC. FEAC is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay FEAC a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

FEAC was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. FEAC is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. FEAC and its credit-focused affiliates managed assets of $17.3 billion as of December 31, 2019 across its two primary investment strategies: Direct Lending and Tradable Credit.

FEAC benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

FEAC’s Direct Lending strategy invests primarily in secured loans consisting of first lien senior secured, including unitranche investments, and, to a lesser extent, second lien facilities. In certain instances, FEAC’s Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

FEAC’s Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as advisor to First Eagle Senior Loan Fund (NYSE: FSLF) (“FSLF”), a diversified, closed-end management investment company. The Advisor may serve as investment adviser to additional private funds, registered closed-end funds and CLOs in the future. See “Certain Relationships” in this prospectus for information regarding the allocation of investment opportunities.

FEAC is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, FEAC has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

FEAC’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

FEAC has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Business—Material Conflicts of Interests” in Part I, Item 1 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

FEAC also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

First Eagle Investment Management, LLC

The Advisor is owned by First Eagle. First Eagle provides investment advisory services primarily to mutual funds, private investment funds and institutional accounts. First Eagle managed and advised assets of $101 billion as of December 31, 2019 across the following investment strategies: Global Value, International Value, High Yield, Gold, U.S. Value, and Global Income Builder. Through First Eagle and affiliates, we believe we achieve scale in Direct Lending, augmenting our competitiveness for originations as well as providing enhanced relationship network and sponsor relationships.

See “Investment Approach,” “Sourcing,” “Determining the Market,” “Market Opportunity,” “Investment Strategy,” “Competition,” “Competitive advantages,” “Selecting,” “Underwriting Process,” “Structuring,” “Supervising” and “Monitoring” in Part I, Item 1 “Business—” of our most recent Annual Report on Form 10-K for summary information regarding the Company’s investment program.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan” in this prospectus.

Taxation

We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we timely distribute to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. In addition, in order maintain our RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Tax Matters” in this prospectus.

We intend to timely distribute to our stockholders, for each taxable year, substantially all of our taxable income, except that we may in the future decide to retain some or all of our net capital gain for reinvestment and, depending on the level of taxable income earned in a particular year, we may choose not to distribute all of such taxable income and pay a non-deductible 4% federal excise tax on the undistributed income.

Use of Proceeds

We intend to use the net proceeds from the sale of our securities for investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q and “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K.

Distributions

See Part II, Item 5, “Distributions” of our most recent Annual Report on Form 10-K and “Tax Matters” in this prospectus.

Recent Developments

From April 1, 2020 through May 21, 2020, we made revolver and delayed draw fundings totaling $3.1 million with a combined weighted average yield of 6.7%. Additionally, from April 1, 2020 through May 21, 2020, we received proceeds of $2.1 million from the partial repayment on our first lien senior secured term loan in Holland Intermediate Acquisition Corp.

Risks

Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risks” on page 10 of this prospectus, “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, and “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our securities.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

General Information

Our principal executive offices are located at 500 Boylston Street, Suite 1250, Boston, MA 02116, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.THLCreditBDC.com. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 202-551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	%(1)
Offering Expenses (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Base Management Fees	2.64	%(5)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0.00	%(6)
Interest Payments on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)	7.35	%(7)
Other Expenses	3.24	%(8)
Acquired Fund Fees and Expenses	8.98	%(9)
Total Annual Expenses	22.21	%(10)

(1)

In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will disclose the applicable sales load and the Example will be updated accordingly.

(2)	The related prospectus supplement and any related free writing prospectus will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(4)	The consolidated net assets attributable to common shares used to calculate the percentages in this table is our net assets of $154.9 million as of March 31, 2020.
(5)

Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment management agreement.” The management fee referenced in the table above is based upon the actual amounts incurred during the three months ended March 31, 2020, annualized. Further, our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through March 31, 2021, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor. Such waivers are not included in this calculation. See Note 4 “Related Party Transactions—Investment Management Agreement” of our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus and footnote 6 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.

(6)

Assumes incentive fees that would have been earned by the Advisor, excluding the impact of realized and unrealized losses in the portfolio, remain consistent for the three months ended March 31, 2020, before giving effect to the waiver described below. We did not accrue any capital gain incentive fees during the three months ended March 31, 2020. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred, excluding the impact of realized and unrealized losses in the portfolio, during the three months ended March 31, 2020. Further, our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through March 31, 2021, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor. Such waivers are not included in this calculation. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see Note 4 “Related Party Transactions—Investment Management Agreement” of our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q which is incorporated by reference into this prospectus.

(7)

We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our common stockholders. Interest payments on borrowed funds represents interest expense and non-use commitment fees related to our $120.0 million (amended from $150.0 million facility size) revolving credit facility with ING Capital LLC, or the Revolving Facility, interest expense related to our 2022 Notes and 2023 Notes, and amortization of deferred financing costs. Interest expense is calculated based upon $81.7 million outstanding on the Revolving Facility as of March 31, 2020 at a an interest rate of 3.25% (interest rate as of May 14, 2020 reflecting adjusted interest spread and LIBOR floor from April 14, 2020 amendment) and amounts outstanding on our notes payable at an interest rate of 6.75% on $60.0 million 2022 Notes and 6.125% on $51.6 million 2023 Notes as of March 31, 2020. Non-use commitment fees related to the Revolving Facility is based upon unused commitments calculated as the current Revolving Facility commitment size of $120.0 million less $81.7 million outstanding on the Revolving Facility as of March 31, 2020. Amortization of deferred financing costs is based upon actual amounts incurred during the three months ended March 31, 2020, excluding one-time accelerated amortization related to the amendment of the facility in March 2020, annualized for a full year.

(8)

Other expenses include overhead expenses for the current fiscal year based on amounts incurred during the three months ended March 31, 2020, annualized for a full year, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. Other expenses also include income tax provision, excise and other taxes incurred during the three months ended March 31, 2020, annualized for a full year. The Administrator performs services under the Administration Agreement at cost. See “Business—Administration Agreement” in Part I, Item 1 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus

(9)

Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of Gryphon Partners 3.5, L.P., Freeport Financial SBIC Fund LP and THL Credit Logan JV LLC, which are our only Acquired Funds as of March 31, 2020. Such fees and expenses are netted against distributions received by the Company. The Total Annual Expenses presented in this table do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the notes to our Consolidated Financial Statements contained in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus, which reflects our operating expenses and does not include Acquired Fund Fees and Expenses.

(10)	Total annual expenses as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses would be for a company that is not leveraged.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 8 above for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$233	$579	$810	$1,105

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, which results in a capital gains incentive fee earned, the projected dollar amount of total cumulative expenses set forth in the above illustration and the capital gains incentive fee would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to a capital gains incentive fee)	$242	$595	$826	$1,111

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described under the caption “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K and under the caption “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, in any applicable prospectus supplement and any related free writing prospectus, and in our other filings with the SEC, pursuant to Sections 13(a), 13(c) or 14 of the Exchange Act. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement and any related free writing prospectus accompanying this prospectus, before you decide whether to make an investment in our securities. The risks incorporated by reference are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, together with those set forth in any prospectus supplement and any related free writing prospectus accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward- looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or FEAC, the Advisor;

•	the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

•	the failure of our stockholders to approve a new investment management agreement with the Advisor;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	the impact of pandemics or other serious public health epidemics, such as the current novel coronavirus pandemic on our operations, our portfolio companies’ business, or the global economy;

•	our ability to exit a control investment in a timely manner; and

•	the ability to fund Logan JV’s unfunded commitments to the extent approved by each member of the Logan JV investment committee.

This prospectus, any prospectus supplement and any related free writing prospectus and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus and any related free writing prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.

Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TCRD.” The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(1)		Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Distributions
			High	Low
Year Ended December 31, 2020
First Quarter		$5.22	$6.85	$1.56	31%	(70)%	$0.21
Second Quarter (from April 1, 2020 through May 21, 2020)	$	*	$3.24	$2.11	* %	* %	$0.10
Year Ended December 31, 2019
First Quarter		$8.96	$7.40	$6.19	(17)%	(31)%	$0.21
Second Quarter		$8.49	$6.96	$6.41	(18)%	(24)%	$0.21
Third Quarter		$8.34	$7.01	$6.42	(16)%	(23)%	$0.21
Fourth Quarter		$7.64	$6.98	$6.31	(9)%	(17)%	$0.21
Year Ended December 31, 2018
First Quarter		$10.44	$9.25	$7.75	(11)%	(26)%	$0.27
Second Quarter		$10.23	$8.40	$7.75	(18)%	(24)%	$0.27
Third Quarter		$10.10	$8.74	$7.84	(13)%	(22)%	$0.27
Fourth Quarter		$9.15	$8.12	$5.91	(11)%	(35)%	$0.27

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period and are attributable to THL Credit, Inc. and exclude the consolidated non-controlling interest.

(2)	Calculated as of the respective high or low sales price premium or discount divided by NAV, minus 1.
*	Nav for this period has not been determined.

The last reported price for our common stock on May 21, 2020 was $2.89 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our tax treatment as a RIC, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. We would make any such decision based on, among other things, our liquidity, leverage, current investment opportunities, and our determination as to whether the proceeds from such capital gains would be more accretive to stockholders in the long-term in the form of a distribution, growing our investment portfolio, or reducing our borrowings outstanding. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act or under the terms of our borrowings.

The following table summarizes our distributions declared and paid or to be paid on all shares including dividends reinvested, if any:

Date Declared	Record Date	Payment Date	Amount per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 5, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—

Date Declared	Record Date	Payment Date	Amount per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 7, 2018	September 14, 2018	September 28, 2018	$0.27	—
November 6, 2018	December 14, 2018	December 31, 2018	$0.27	—
March 5, 2019	March 20, 2019	March 29, 2019	$0.21	—
May 7, 2019	June 14, 2019	June 28, 2019	$0.21	—
August 6, 2019	September 16, 2019	September 30, 2019	$0.21	—
October 31, 2019	December 16, 2019	December 31, 2019	$0.21	—
March 3, 2020	March 20, 2020	March 31, 2020	$0.21	—
May 5, 2020	June 15, 2020	June 30, 2020	$0.10	—

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level. We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a shareholder’s adjusted tax basis in our shares. If a shareholder’s tax basis is reduced to zero, the shareholder would generally treat any remaining distributions in excess of our current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2020 distributions as of March 31, 2020, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distributions will be sent to our U.S. stockholders of record (other than certain exempt recipients). Our board of directors presently intends to declare and pay quarterly distributions. Our ability to make distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2019 represented $26.2 million from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2018 represented $35.2 million from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2019 and 2018 were $0.3 million and $0.3 million, respectively

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when distributed to foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income from U.S. sources (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of March 31, 2020, the percentage of 2020 income estimated as qualified interest income for tax purposes was 78.3%.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K and in Part 1, Item 2 of our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last 10 fiscal years. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2019, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Facility

Fiscal 2020 (as of March 31, 2020, unaudited)	$81,661	$1,788	$—	N/A
Fiscal 2019	$66,161	$2,275	$—	N/A
Fiscal 2018	$107,657	$2,332	$—	N/A
Fiscal 2017	$167,317	$2,230	$—	N/A
Fiscal 2016	$107,861	$2,314	$—	N/A
Fiscal 2015	$152,151	$2,219	$—	N/A
Fiscal 2014	$188,351	$2,286	$—	N/A
Fiscal 2013	$111,300	$3,217	$—	N/A
Fiscal 2012	$—	—	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	—	$—	N/A

Term Loan Facility

Fiscal 2016	$75,000	$2,314	$—	N/A
Fiscal 2015	$106,500	$2,219	$—	N/A
Fiscal 2014	$106,500	$2,286	$—	N/A
Fiscal 2013	$93,000	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$—	—	$—	N/A
Fiscal 2010	$—	—	$—	N/A

2021 Notes

Fiscal 2017	$50,000	$2,230	$—	$1,021
Fiscal 2016	$50,000	$2,314	$—	$1,011
Fiscal 2015	$50,000	$2,219	$—	$1,015
Fiscal 2014	$50,000	$2,286	$—	$1,023

2022 Notes

Fiscal 2020 (as of March 31, 2020, unaudited)	$60,000	$1,788	$—	$972
Fiscal 2019	$60,000	$2,275	$—	$1,014
Fiscal 2018	$60,000	$2,332	$—	$1,022
Fiscal 2017	$60,000	$2,230	$—	$1,036
Fiscal 2016	$60,000	$2,314	$—	$1,012
Fiscal 2015	$35,000	$2,219	$—	$997

2023 Notes

Fiscal 2020 (as of March 31, 2020, unaudited)	$51,607	$1,788	$—	$998
Fiscal 2019	$51,607	$2,275	$—	$1,033
Fiscal 2018	$51,607	$2,332	$—	$1,005

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Total Senior Securities

Fiscal 2020 (as of March 31, 2020, unaudited)	$193,268	$1,788	$—	N/A
Fiscal 2019	$177,768	$2,275	$—	N/A
Fiscal 2018	$219,264	$2,332	$—	N/A
Fiscal 2017	$277,317	$2,230	$—	N/A
Fiscal 2016	$292,861	$2,314	$—	N/A
Fiscal 2015	$343,651	$2,219	$—	N/A
Fiscal 2014	$344,851	$2,286	$—	N/A
Fiscal 2013	$204,300	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Not applicable, except for with respect to the 2021 Notes, the 2022 Notes and the 2023 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market price per unit for each of the 2021 Notes, the 2022 Notes and the 2023 Notes is based on the average daily closing prices as reported on the NYSE during the period presented and is expressed per $1,000 of indebtedness.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2020 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies. Amounts are presented in thousands.

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments —140.87% of net asset value

1-800 Hansons, LLC
977 E 14 Mile Rd Troy, MI 48083	Consumer products and services	First lien senior secured debt	9.0% (LIBOR + 7.5%) (8.0% Cash + 1.0% PIK)	10/19/2017	10/19/2022		$3,321	$3,290	$2,823
		First lien senior secured debt (8)	7.7% (LIBOR + 6.5%)	10/19/2017	10/19/2022		209	207	178

								$3,497	$3,001

3SI Security Systems
101 Lindenwood Drive Suite 200 Malvern, PA 19355	Business services	First lien senior secured debt	6.8% (LIBOR + 5.8%)	12/17/2019	6/16/2023		$4,115	$4,077	$3,909

								$4,077	$3,909

ABC Legal Services, LLC
633 Yesler Way, Seattle, WA 98104	Business services	First lien senior secured debt	7.2% (LIBOR + 5.3%)	6/21/2019	6/21/2024		$7,236	$7,129	$6,585
		First lien senior secured debt (8)	6.8% (LIBOR + 5.3%)	6/21/2019	6/21/2024		663	653	603

								$7,782	$7,188

Alex Toys, LLC
251 Union St. Northvale, NJ 07647	Consumer products and services	Equity investments (10)(12)(13)(18)		5/22/2015		0.72%	154	$1,000	$—
		Equity investments (10)(12)(13)(17)		6/22/2016	6/12/2021	7.16%	121	888	—

								$1,888	$—

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Allied Wireline Services, LLC
3200 Wilcrest Dr #170, Houston, TX 77042	Energy / utilities	First lien senior secured debt	11.0% (LIBOR + 9.5%)	2/28/2014	9/30/2020		$9,632	$9,632	$4,623
		Equity investments (10)(13)(18)(19)		2/28/2014		0.54%	618,868	619	—
		Warrants (13)(19)		2/28/2014		0.44%	501,159	175	—

								$10,426	$4,623

Alpine SG, LLC
1333 N California Blvd, Suite 448, Walnut Creek, CA 94596	IT services	First lien senior secured debt	7.5% (LIBOR + 5.8%)	4/9/2019	11/16/2022		$1,316	$1,307	$1,267
		First lien senior secured debt	7.5% (LIBOR + 5.8%)	4/9/2019	11/16/2022		659	654	634

								$1,961	$1,901

Apex Services Partners, LLC
401 East Jackson Street Suite 3300 Tampa, FL 33602	Consumer products and services	First lien senior secured debt	6.3% (LIBOR + 5.3%)	2/11/2020	7/31/2025		$4,170	$4,129	$3,961
		First lien senior secured debt (9)(24)	6.3% (LIBOR + 5.3%)	2/11/2020	7/31/2025		—	(12)	—

								$4,117	$3,961

BCDI Rodeo Dental Buyer, LLC
1141 US-77 BUS #G, San Benito, TX 78586	Healthcare	First lien senior secured debt	6.6% (LIBOR + 5.0%)	5/14/2019	5/14/2025		$5,773	$5,723	$5,094
		First lien senior secured debt (8)	6.4% (LIBOR + 5.0%)	5/14/2019	5/14/2025		1,615	1,602	1,426
		First lien senior secured debt (8)	6.6% (LIBOR + 5.0%)	5/14/2019	5/14/2025		1,320	1,307	1,165

								$8,632	$7,685

Certify, Inc.
20 York St., Suite 201, Portland, ME 04101	IT services	First lien senior secured debt (8)	6.8% (LIBOR + 5.8%)	2/28/2019	2/28/2024		$11	$10	$10
		First lien senior secured debt (25)	6.8% (LIBOR + 5.8%)	2/28/2019	2/28/2024		140	138	136
		First lien senior secured debt	6.8% (LIBOR + 5.8%)	2/28/2019	2/28/2024		1,544	1,526	1,498
		Equity investments (18)		2/28/2019		0.02%	841	175	190

								$1,849	$1,834

Communication Technology Intermediate
33 Locke Drive, Marlboro, MA 01752	Business services	First lien senior secured debt (7)	7.5% (LIBOR + 6.0%)	8/26/2019	8/26/2024		$8,072	$7,924	$7,668
		First lien senior secured debt (7)(8)	7.5% (LIBOR + 6.0%)	8/26/2019	8/26/2024		761	747	723

								$8,671	$8,391

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
EBS Intermediate LLC
436 North Bedford Drive, Suite 304 Beverly Hills, CA 90210	Consumer products and services	First lien senior secured debt (23)	6.0% (LIBOR + 5.0%)	10/2/2018	10/2/2023		$7,859	$7,762	$7,073
		First lien senior secured debt (8)(9)(23)	6.0% (LIBOR + 5.0%)	10/2/2018	10/2/2023		—	(21)	—

								$7,741	$7,073

Evergreen Services Group, LLC
1 California St., Suite 2900 San Francisco, CA 94111	IT services	First lien senior secured debt	7.0% (LIBOR + 6.0%)	11/13/2018	6/6/2023		$9,409	$9,343	$9,033

								$9,343	$9,033

Finxera Intermediate, LLC
55 S Market St #1220, San Jose, CA 95113	Financial services	First lien senior secured debt	6.8% (LIBOR + 5.8%)	2/25/2020	8/27/2024		$7,353	$7,281	$6,985

								$7,281	$6,985

Freeport Financial SBIC Fund LP
300 North LaSalle, Suite 5300 Chicago, IL 60654	Financial services	Investments in funds (14)(21)		6/14/2013		4.89%		$2,958	$2,855

								$2,958	$2,855

Gener8, LLC
500 Mercury Drive Sunnyvale CA 94085	Business services	First lien senior secured debt	6.5% (LIBOR + 5.5%)	8/14/2018	8/14/2023		$5,901	$5,841	$5,754
		First lien senior secured debt (8)(9)	6.5% (LIBOR + 5.5%)	8/14/2018	8/14/2023		—	(15)	—

								$5,826	$5,754

Gryphon Partners 3.5, L.P.
One Market Plaza, Steuart Tower, 24th Fl, San Francisco, CA, 94105	Financial services	Investments in funds (14)(21)		11/20/2012		0.42%		$399	$370

								$399	$370

HealthDrive Corporation
888 Worcester Street, Wellesley, MA 02482	Healthcare	First lien senior secured debt	6.5% (LIBOR + 5.5%)	12/21/2018	12/21/2023		$9,875	$9,800	$9,184
		First lien senior secured debt (8)	6.5% (LIBOR + 5.5%)	12/21/2018	12/21/2023		1,761	1,747	1,637

								$11,547	$10,821

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Holland Intermediate Acquisition Corp.
309 West 7th Street, Suite 300 Fort Worth, TX 76102	Energy / utilities	First lien senior secured debt (19)	10.5% (LIBOR + 9.0%)	5/29/2013	5/29/2020		$21,323	$21,323	$3,412
		First lien senior secured debt (8)(19)	10.5% (LIBOR + 9.0%)	5/29/2013	5/29/2020		—	—	—

								$21,323	$3,412

Igloo Products Corp.
777 Igloo Road Katy, TX 77494	Consumer products and services	First lien senior secured debt	12.6% (LIBOR + 10.0%) (11.8% Cash + 0.8% PIK)	3/28/2014	3/28/2023		$21,449	$21,429	$19,519
		Equity investments (18)		4/30/2014		0.66%	1,902	1,716	—

								$23,145	$19,519

IRC Opco LLC
401 N. Michigan Avenue, Suite 1200, Chicago, IL 60611	Healthcare	First lien senior secured debt	6.3% (LIBOR + 5.3%)	1/4/2019	1/4/2024		$5,386	$5,349	$5,117
		First lien senior secured debt (8)	6.4% (LIBOR + 5.3%)	1/4/2019	1/4/2024		818	812	777

								6,161	$5,894

It’s Just Lunch International LLC
75430 Gerald Ford Drive, Suite 124, Palm Desert, CA 92211	Media, entertainment and leisure	First lien senior secured debt	9.5% (LIBOR + 8.5%)	7/28/2016	7/28/2021		$5,500	$5,470	$5,500

								$5,470	$5,500

Matilda Jane Holdings, Inc.
4031 Merchant Road Fort Wayne, IN 46818	Consumer products and services	First lien senior secured debt	11.5% (LIBOR + 10.5%)	4/28/2017	4/28/2022		$11,427	$11,318	$6,971
		Equity investments (12)(17)		4/28/2017		0.99%	488,896	489	—

								$11,807	$6,971

Merchants Capital Access, LLC
525 Broadhollow Rd #200, Melville, NY 11747	Financial services	Second lien debt (14)	12.0% (LIBOR + 10.5%)	4/20/2015	4/20/2021		$12,000	$11,957	$11,040

								$11,957	$11,040

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
MeriCal, LLC
2995 East Miraloma Avenue, Anaheim, CA 92806	Consumer products and services	First lien senior secured debt	7.2% (LIBOR + 5.8%)	11/16/2018	11/16/2021		$7,472	$7,472	$7,061
		Equity investments (10)(12)(17)		9/30/2016		0.66%	521	505	371
		Equity investments (10)(12)(18)		9/30/2016		0.75%	5,334	10	—

								$7,987	$7,432

NCP Investor Inc
631 24 1/2 Road, Suite C Grand Junction, CO 81505	Healthcare	First lien senior secured debt	7.0% (LIBOR + 5.5%)	10/19/2018	10/19/2023		$7,007	$6,932	$6,674
		First lien senior secured debt (8)(9)	7.0% (LIBOR + 5.5%)	10/19/2018	10/19/2023		—	(11)	—

								$6,921	$6,674

New Host Holdings, LLC
100 N Riverside, Suite 800 Chicago, IL 60606	IT services	Equity investments (18)		12/27/2013		2.36%	20,000	$200	$—
		Equity investments (17)		12/27/2013		3.55%	1,800	1,800	-

								$2,000	$—

PDFTron Systems Inc.
500-838 West Hastings Street, Vancouver, BC, V6C 0A6 Canada	IT services	First lien senior secured debt (7)	6.7% (LIBOR + 5.8%)	5/15/2019	5/15/2024		$4,975	$4,934	$4,826
		First lien senior secured debt (7)(9)(24)	6.7% (LIBOR + 5.8%)	5/15/2019	5/15/2024		—	(9)	—
		First lien senior secured debt (7)(8)(9)	6.7% (LIBOR + 5.8%)	5/15/2019	5/15/2024		—	(4)	—

								$4,921	$4,826

Riveron Acquisition Holdings, Inc.
2515 MicKinney Avenue, Suite 1200, Dallas, TX 75201	Business services	First lien senior secured debt	7.5% (LIBOR + 6.0%)	5/22/2019	5/22/2025		$8,240	$8,100	$7,828

								$8,100	$7,828

Sciens Building Solutions, LLC
5925 Stoneridge Dr Pleasanton, CA 94588	Business services	Equity investments (10)(17)		7/12/2017		0.50%	194	$213	$360

								$213	$360

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Simplicity Financial Marketing Holdings Inc.
8700 E. Vista Bonita Drive, Suite 160, Scottsdale, AZ 85255	Financial services	First lien senior secured debt	7.4% (LIBOR + 5.8%)	9/13/2019	9/13/2024		$3,464	$3,416	$3,290
		First lien senior secured debt (8)	7.3% (LIBOR + 5.8%)	9/13/2019	9/13/2024		370	365	352
		First lien senior secured debt (24)	7.4% (LIBOR + 5.8%)	9/13/2019	9/13/2024		173	166	165

								$3,947	$3,807

smarTours, LLC
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	First lien senior secured debt	8.2% (LIBOR + 6.8%)	10/31/2017	10/31/2022		$5,141	$5,087	$4,062
		First lien senior secured debt (8)(9)	8.2% (LIBOR + 6.8%)	10/31/2017	10/31/2022		—	(8)	—

								$5,079	$4,062

SolutionReach, Inc.
2600 N. Ashton Blvd. Lehi, UT 84043	IT services	First lien senior secured debt	6.7% (LIBOR + 5.8%)	1/17/2019	1/17/2024		$6,600	$6,499	$6,303
		First lien senior secured debt (8)	6.7% (LIBOR + 5.8%)	1/17/2019	1/17/2024		700	686	669

								$7,185	$6,972

SPST Holdings
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	Equity investments (10)(13)(18)		10/31/2017		0.66%	215,827	$216	$—

								$216	$—

Specialty Brands Holdings, LLC
1400 Old Country Rd, Westbury, NY 11590	Restaurants	Equity investments (17)		6/29/2018		0.50%	58	$—	$—
		Equity investments (18)		6/29/2018		1.00%	1,232	—	—

								$—	$—

SRS Acquiom Holdings LLC
950 17th Street Suite 1400 Denver, CO 80202	Financial services	First lien senior secured debt	6.8% (LIBOR + 5.8%)	11/8/2018	11/8/2024		$4,938	$4,899	$4,197
		First lien senior secured debt (9)(22)	6.8% (LIBOR + 5.8%)	11/8/2018	11/8/2023		—	(3)	—

								$4,896	$4,197

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
SynteractHCR Holdings Corporation
5759 Fleet Street Suite 100 Carlsbad, CA 92008	Healthcare	First lien senior secured debt	7.2% (LIBOR + 5.3%)	1/17/2020	5/25/2025		$6,245	$6,184	$6,026
		First lien senior secured debt (8)	6.3% (LIBOR + 5.3%)	1/17/2020	5/25/2025		1,543	1,528	1,489

								$7,712	$7,515

Urology Management Associates, LLC
1000 Corporate Blvd. Linthicum, MD 21090	Healthcare	First lien senior secured debt	6.0% (LIBOR + 5.0%)	8/31/2018	8/31/2024		$8,413	$8,293	$7,908
		Equity investments (18)		8/31/2018		0.48%	769	769	830

								$9,062	$8,738

Virtus Pharmaceuticals, LLC
2649 Causeway Center Drive Tampa, FL 33619	Healthcare	Equity investments (10)(13)(18)		3/31/2015		0.61%	8,275	$127	$—
		Equity investments (10)(13)(17)		3/31/2015		0.98%	232	244	269
		Equity investments (10)(13)(17)		3/31/2015		0.73%	590	590	—

								$961	$269

Wheels Up Partners, LLC
220 West 42nd St., 16th Floor New York, NY 10036	Transportation	Equity investments (10)(13)(18)		1/31/2014		0.35%	1,000,000	$1,000	$1,969

								$1,000	$1,969

Whitney, Bradley & Brown, Inc.
11790 Sunrise Valley Dr #5 Reston, VA 20191	Business services	First lien senior secured debt	8.5% (LIBOR + 7.5%)	10/18/2017	10/18/2022		$7,870	$7,823	$7,772

								$7,823	$7,772

Women’s Health USA
22 Waterville Road Avon, CT 06001	Healthcare	First lien senior secured debt First lien senior secured debt (8)	7.3% (LIBOR + 6.3%) 7.0% (LIBOR + 5.8%)	10/9/2018 10/9/2018	10/9/2023 10/9/2023		$7,095 1,500	$7,079 1,487	$6,668 1,410

								$8,566	$8,078

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Total non-controlled/non-affiliated investments —140.87% of net asset value

Controlled investments—63.64% of net asset value								$264,447	$218,219

C&K Market, Inc.
615 5th Street, Brookings, OR 97415	Retail & grocery	Equity investments (15)(18)		11/3/2010		31.97%	1,992,365	$2,271	$4,744
		Equity investments (15)(17)		11/3/2010	7/1/2024	31.97%	1,992,365	10,956	9,962

								$13,227	$14,706

Loadmaster Derrick & Equipment, Inc.
1084 S Cruse Ave, Broussard, LA 70518	Energy / utilities	First lien senior secured debt (15)(19)	12.1% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020		$10,327	$7,307	$—
		First lien senior secured debt (15)(19)	13.9% (LIBOR + 12.0% PIK)	7/1/2016	12/31/2020		2,412	1,053	—
		First lien senior secured debt (15)(19)	12.4% (LIBOR+ 10.3% PIK)	1/17/2017	12/31/2020		8,645	7,032	8,040
		Equity investments (15)(17)		7/1/2016		81.93%	2,956	1,114	—
		Equity investments (15)(18)		12/21/2016		73.83%	12,131	—	—

								$16,506	$8,040

OEM Group, LLC
2120 W Guadalupe Road, Gilbert, AZ 85233	Industrials and manufacturing	First lien senior secured debt (15)(19)	10.5% (LIBOR + 9.5%) (6.5% Cash + 4.0% PIK)	3/16/2016	6/30/2022		$20,081	$19,879	$1,776
		First lien senior secured debt (15)(19)	10.5% (LIBOR + 9.5%) (6.5% Cash + 4.0% PIK)	3/16/2016	6/30/2022		9,588	9,492	9,588
		First lien senior secured debt (15)(19)	10.5% (LIBOR + 9.5%) (6.5% Cash + 4.0% PIK)	6/26/2018	6/30/2022		18,236	17,852	18,236
		Equity investments (10)(12)(15)(20)		3/16/2016		75.00%	10,000	8,890	—

								$56,113	$29,600

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
THL Credit Logan JV LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds (10)(14)(15)(16)(18)(21)		12/3/2014				$92,273	$46,236

								$92,273	$46,236

Total controlled investments —63.64% of net asset value								$178,119	$98,582

Non-controlled/affiliated investments —0.00% of net asset value

First Eagle Greenway Fund LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds (10)(14)(18)(21)		1/27/2011				$1	$1

								$1	$1

First Eagle Greenway Fund II LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds (10)(14)(18)(21)		3/1/2013				$1	$3

								$1	$3

Total non-controlled/affiliated investments —0.00% of net asset value								$2	$4

Total investments—204.51% of net asset value								$442,568	$316,805

(1) All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2) All investments are pledged as collateral under the Revolving Facility.

(3) As of March 31, 2020, 27.4% and 23.3% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4) Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2019. LIBOR loans are typically indexed to 30-day, 90-day or 180-day LIBOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR and ABR rates may be subject to interest floors. As of March 31, 2020, the 30-day, 90-day and 180-day LIBOR rates were 0.99%, 1.45% and 1.18%, respectively.

(5) Principal includes accumulated PIK interest and is net of repayments.

(6) Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to Level 3 fair value measurements quantitative information table in Note 3 “Investments” of our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus, for further detail.

(7) Foreign company or foreign co-borrower at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.

(8) Company pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(9) The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(10) Member interests of limited liability companies are the equity equivalents of the stock of corporations.

(11) At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.

(12) Equity ownership may be held in shares or units of companies related to the portfolio company.

(13) Interest held by a wholly owned subsidiary of THL Credit, Inc.

(14) Not a qualifying asset under Section 55(a) of the 1940 Act.

(15) As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the notes to our most recent Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K for transactions for the year ended December 31, 2019 in which the issuer was a portfolio company that the Company is deemed to control.

(16) On December 3, 2014, the Company entered into an agreement with Perspecta (as described in Note 3 hereto) to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(17) Preferred stock.

(18) Common stock and member interest.

(19) Loan was on non-accrual as of March 31, 2020.

(20) Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of March 31, 2020.

(21) Investment is measured at fair value using net asset value.

(22) Company pays 0.38% unfunded commitment fee on revolving loan facility.

(23) Investment previously known as Rollins Enterprises LLC.

(24) Company pays 1.00% unfunded commitment fee on delayed draw term loan facility.

(25) Company pays 0.25% unfunded commitment fee on revolving loan facility.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of total assets:

THL Credit Logan JV LLC

As of March 31, 2020, we hold a controlling equity investment in THL Credit Logan JV LLC, or Logan JV, with an aggregate fair value of $46.2 million. Logan JV is a joint venture with Perspecta Trust LLC, or Perspecta, which invests primarily in senior secured first lien term loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Composition and Investment Activity—THL Credit Logan JV LLC” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q and the audited financial statements of the Logan JV incorporated by reference in this prospectus for more information.

OEM Group, LLC

As of March 31, 2020, we hold debt and equity investments in OEM Group, LLC and affiliated entities, or OEM, with an aggregate fair value of $29.6 million. Our investments in OEM consist of a senior secured first lien term loan, a revolving senior secured loan, which are set to mature on June 30, 2022, and a controlling common equity. OEM is a provider of capital equipment solutions to semiconductor fabrication plants and producers of emerging electronics around the world. See our Consolidated Financial Statements in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q and the audited financial statements of OEM incorporated by reference in this prospectus for more information.

THE COMPANY

Please refer to “Business” in Part I, Item 1, and “Legal Proceedings ”in Part I, Item 3 of our most recent Annual Report on Form 10-K for a description of the Company.

MANAGEMENT OF THE COMPANY

Please refer to “Director and Executive Officer Information,” “Corporate Governance,” “Executive Compensation” and “Director Compensation” in our most recent definitive proxy statement, which is incorporated by reference into this prospectus, for information relating to the management of the Company.

CERTAIN RELATIONSHIPS

Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company (the “Transaction”). Immediately after closing of the Transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC.

The Transaction resulted in a change of control of the Advisor and an “assignment” of the prior investment management agreement (“Prior Investment Management Agreement”) between us and the Advisor under the 1940 Act, meaning that the Prior Investment Management Agreement terminated automatically by its terms. On January 28, 2020, our Board unanimously approved an interim management agreement (the “Interim Investment Management Agreement”) that includes substantially the same terms as the Prior Investment Advisory Agreement. On January 28, 2020, our Board also unanimously approved the new investment management agreement (the “New Investment Management Agreement”) between us and the Advisor. All material terms of the New Investment Management Agreement will remain unchanged from the material terms of the Prior Investment Advisory Agreement. The New Investment Management Agreement is subject to stockholder approval. Advisory fees earned under the Interim Investment Management Agreement will be escrowed pending stockholder approval of the New Investment Management Agreement. Under the New Investment Management Agreement, the Advisor, subject to the overall supervision of the Board, manages the day-to-day operations of, and provides investment advisory services to us. Effective January 31, 2020, the Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. See “Business—Administration Agreement” in Part I, Item 1 of our most recent Annual Report on Form 10-K incorporated herein by reference for additional information.

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, the Advisor presently serves as investment advisor to one or more additional private funds and to certain CLOs and is an advisor to a closed-end fund, First Eagle Senior Loan Fund (NYSE: FSLF).

The Advisor’s policies are also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. In addition, we note that any affiliated fund currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. However, in certain instances due to regulatory, tax, investment, or other restrictions, certain investment opportunities may not be appropriate for either us or other funds managed by the Advisor. Generally, other than negotiated co-investments under our co-investment order and unless otherwise provided in the allocation policy, when making investment and disposition allocation decisions, the Advisor and its affiliates may consider a variety of factors, among others, on a relative or absolute basis, and may establish ratios, formulas or similar metrics to assist in making allocation decisions when the opportunity being considered may be appropriate for more than investment fund. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. Unless otherwise provided in the allocation policy or co-investment order, if an investment opportunity is appropriate for both us and other investment funds and the investment opportunity requires more than the price to be negotiated, the investment opportunity will be made available to us and the other investment funds with allocations being pro rata based on each requested allocation. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

On September 19, 2018 the SEC granted us the relief we sought in an exemptive application that expands our ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“THL Proprietary Accounts”) or in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

See Note 4 “Related Party Transactions” to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Note 4 “Related Party Transactions” to our Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2020, which are incorporated by reference, for additional information regarding these relationships and transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 21, 2020, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 35,298,410 shares of common stock outstanding as of May 21, 2020.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups-interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 500 Boylston Street, Suite 1250, Boston, MA 02116.

Name	Number of Shares Owned Beneficially	Percentage
Interested Director:
Christopher J. Flynn	141,478	*
Independent Directors:
Edmund P. Giambastiani, Jr.	1,440	*
Nancy Hawthorne(1) (2)	14,867	*
James D. Kern	4,000	*
Deborah McAneny	9,500	*
Jane Musser Nelson	3,650
Executive Officers:
Terrence W. Olson(3)	133,434	*
Andrew James Morris	—	*
Sabrina Rusnak-Carlson	21,290	*

All Executive Officers and Directors as a group (9 persons)	326,159	*

5% or more holders(3):
First Eagle Investment Management LLC (4), (5)	5,004,422	14.18%
1345 Avenue of the Americas, 48th Floor
New York, NY 10105
Leon G. Cooperman(6)	2,859,100	8.10%
St. Andrew’s Country Club
7118 Melrose Castle Lane
Boca Raton, FL 33496

*	Represents less than 1%
(1)	Includes shares purchased through a dividend reinvestment plan.
(2)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(3)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(4)	Includes certain shares also deemed to be beneficially owned by Messrs. Flynn and Olson.
(5)	Includes shares owned by the Adviser, which is wholly owned by First Eagle.

(6)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2020, as of December 31, 2020, Mr. Cooperman beneficially owned 2,859,100 shares of the Company’s common stock and had sole voting and dispositive power over 2,659,100 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman has investment discretion over the Shares (as defined below) held by the Uncommon Knowledge And Achievement, Inc. (the “Uncommon”), a 501(c)(3) Delaware charitable foundation. As to the Shares owned by the Uncommon, there would be shared power to dispose or to direct the disposition of such Shares because the owners of the Uncommon may be deemed beneficial owners of such Shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”), is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the Shares held by Toby Cooperman, Michael S. Cooperman, the WRA Trust accounts, and the Individual Retirement Accounts of Toby and Michael S. Cooperman. Mr. Cooperman’s ownership consists of 2,117,000 shares owned by Mr. Cooperman; 225,500 shares owned by Toby Cooperman; 116,600 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; and 200,000 shares owned by the Uncommon.

The following table sets forth, as of May 21, 2020, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Christopher J. Flynn(4)	$100,001 –$500,000
Independent Directors:
Edmund P. Giambastiani, Jr.	$1 – $10,000
Nancy Hawthorne	$10,001 – $50,000
James D. Kern	$10,001 – $50,000
Deborah McAneny	$10,001 – $50,000
Jane Musser Nelson	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $2.89 on May 21, 2020 on The Nasdaq Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.
(4)	Includes shares indirectly owned through acquisitions by the Advisor

THE ADVISOR

First Eagle Alternative Credit (formerly, THL Credit Advisors LLC) serves as our investment adviser. FEAC is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, FEAC manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of FEAC is 500 Boylston Street, Suite 1250, Boston, Massachusetts 02116.

Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company. Immediately after closing of the transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC.

Portfolio managers

The members of FEAC’s investment committee are our portfolio managers. The investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. Biographical information with respect to Messrs. Flynn and Olson is set forth under “Management of the Company—Biographical information.”

None of the members of the investment committee are employed by us or receive any direct compensation from us. These individuals receive compensation from FEAC that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by FEAC, a portion of which relates to the incentive fee or carried interest earned by FEAC in connection with its services to us.

Investment Committee

Christopher J. Fynn. Please refer to Mr. Flynn’s biography under “Management of the Company—Interested Directors.”

Terrence W. Olson. Please refer to Mr. Olson’s biography under “Management of the Company—Executive Officers Who Are Not Directors.”

W. Montgomery Cook. Mr. Cook, 53, is a Managing Director and Head of Financial Services for First Eagle Alternative Credit, LLC and is on the investment committee of THL Credit, Inc. As a member of the New York investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Cook also oversees origination, structuring and execution of investments in the financial services vertical. Prior to joining THL Credit in 2013, Mr. Cook was a Director at Deutsche Bank in the Credit Solutions Group where he was responsible for originating and structuring investment opportunities for the bank’s balance sheet. Mr. Cook’s experience included leveraged loans, middle market CLOs, esoteric asset finance, commercial real estate and premium finance. Prior to Deutsche Bank, Mr. Cook was a Managing Director with a publicly-traded BDC where he was on the investment committee and responsible for sourcing, underwriting, executing and monitoring a portfolio of subordinated loans and equity co-investments to financial sponsor-backed companies. Mr. Cook began his career at Merrill Lynch & Co. where he was a Financial Analyst in the Telecom, Media & Technology Investment Banking group and was subsequently an Associate and a Vice President in the Financial Sponsors Group at J.P. Morgan. Mr. Cook earned his B.S. in Business Administration from Northeastern University.

James R. Fellows. Mr. Fellows, 55, is the Chief Investment Officer of First Eagle Alternative Credit, LLC and First Eagle Alternative Credit SLS, LLC, Head of the Tradable Credit Platform and is on the investment committee of THL Credit, Inc. He has more than twenty-nine years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Howard H. Wu. Mr. Wu, 41, is a Managing Director for First Eagle Alternative Credit, LLC and is on the investment committee of THL Credit, Inc. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Wu also oversees origination, structuring and execution of investments in the healthcare vertical. Prior to joining THL Credit in 2007, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc. where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles. Mr. Wu earned his B.A. in Economics from the University of California, Berkeley.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee as of May 21, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Christopher J. Flynn	$100,001—$500,000
Terrence W. Olson	$100,001—$500,000
James R. Fellows	$100,001—$500,000
W. Montgomery Cook	$50,001—$100,000
Howard H. Wu	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $2.89 on May 21, 2020 on The Nasdaq Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Investment management agreement

FEAC serves as our investment adviser. FEAC is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, FEAC manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of FEAC is 500 Boylston Street, Suite 1250, Boston, Massachusetts 02116.

For information about the Investment Management Agreement and the fees to be paid to the Advisor under the terms of the Investment Management Agreement, please see “Business—Investment Management Agreement” in Part I, Item 1 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus. Note additionally that our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through March 31, 2021, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor, as described in Note 4 “Related Party Transactions” to our Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. Accordingly, under current accounting standards, the notes to our financial statements incorporated by reference in this prospectus refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

In calculating the value of our total assets, investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risk Factors—Risks Related to our Business—There will be uncertainty as to the value of our portfolio investments.” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for managing portfolio investments;

•	preliminary valuation conclusions are then documented and are reviewed with the investment committee of FEAC, or the Advisor;

•	valuation recommendations are then discussed with the pricing committee of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations approved by the pricing committee of the Advisor and such valuations provided by the independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity, and enterprise values, among other factors.

Investments in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level l—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. For more information about our fair value measurements, see Note 3 “Investments” in Part II, Item 8 of our Consolidated Financial Statements in our most recent Annual Report on Form 10-K and Note 3 “Investments” of our Consolidated Financial Statements in in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be two to six years.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 35,298,410 shares were outstanding as of May 21, 2020, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of May 21, 2020. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “TCRD.” The table below sets forth our capital stock as of May 21, 2020.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	35,298,410
Preferred Stock, $0.001 par value per share	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any distributions declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

Under Delaware law and our certificate of incorporation, directors may be removed with or without cause by the affirmative vote of the holders of a majority of the then outstanding shares of our capital stock entitled to vote.

Under our bylaws, subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The limitations on the filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice Chairman (if any), President (if any) or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to adopt, amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors or by a vote of a majority of our stockholders.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

The following summary outlines certain provisions of Delaware law and our certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of us by means of a tender offer, proxy contest or otherwise, or to change the composition of our board of directors. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing our expenses and disrupting our normal operation. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

Pursuant to Delaware law and our certificate of incorporation, a director may be removed from office with or without cause by a vote of the holders of at a majority of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval, although we have no immediate intention to do so. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement and free writing prospectus. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement and any related free writing prospectus accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement and any related free writing prospectus relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement and any related free writing prospectus relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock and/or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement and any related free writing prospectus to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement and any related free writing prospectus will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement and any related free writing prospectus relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement and any related free writing prospectus beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement and any related free writing prospectus. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement and any related free writing prospectus we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement and any related free writing prospectus.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of THL Credit and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risk Factors—Risks Related to our Investments— Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement and any related free writing prospectus relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement and any related free writing prospectus will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement and any related free writing prospectus relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement and any related free writing prospectus beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement and any related free writing prospectus. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement and any related free writing prospectus, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement and any related free writing prospectus, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (other than warrants expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement and any related free writing prospectus relating to that series. The prospectus supplement and any related free writing prospectus may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement and any related free writing prospectus relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, and any related free writing prospectus will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, a discussion of certain U.S. federal income tax considerations, including any U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement or any related free writing prospectus states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the relevant accompanying prospectus supplement and any related free writing prospectus (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures. We refer you to the prospectus supplement and any related free writing prospectus for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement and any related free writing prospectus will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement and any related free writing prospectus.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement or any related free writing prospectus. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book- entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement or any related free writing prospectus, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement and any related free writing prospectus may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement and any related free writing prospectus. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement and any related free writing prospectus or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the relevant prospectus supplement or any related free writing prospectus. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement or any related free writing prospectus relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement and any related free writing prospectus occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement and any related free writing prospectus relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement and any related free writing prospectus relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus, prospectus supplement or free writing prospectus) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement and any related free writing prospectus; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement and any related free writing prospectus that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement and any related free writing prospectus. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement and any related free writing prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement and any related free writing prospectus for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement and any related free writing prospectus.

Convertible Debt and Certain 1940 Act Limitations

As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we obtained such approval, each issuance of debt with warrants or debt convertible into shares of our common stock would comply with Section 61(a) of the 1940 Act, to the extent applicable. If Section 61 is applicable:

(i)	the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

(ii)	the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

(iii)

the exercise or conversion price of such warrants or debt that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below net asset value at the date of issuance of such warrants or convertible debt;

(iv)

the issuance of such warrants or convertible debt is approved by a majority of the Board who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

(v)

the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees pursuant to equity compensation plans exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not the predominate value of the convertible bond. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

REGULATION

Regulated Investment Company and Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there

•	is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Business—Business

Development Company Regulations—Qualifying assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants (other than warrants expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior securities

We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019,

stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019. Pursuant to our credit facility, it is an event of default if we have an asset coverage ratio of less than 165%.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks related to our operations as a BDC” in Item Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus

Exclusion from CFTC Regulation

Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”) permits investment advisers to BDCs to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with respect to a fund, provided certain requirements are met. In order to permit our Advisor to claim this exclusion with respect to us, we must limit our transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, we may not market our self as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, we are not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Advisor was unable to claim the exclusion with respect to us, the Advisor would become subject to registration and regulation as a commodity pool operator, which would subject the Advisor and us to additional registration and regulatory requirements and increased operating expenses.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to FEAC. The Proxy Voting Policies and Procedures of FEAC are set forth below. The guidelines are reviewed periodically by FEAC and our independent directors, and, accordingly, are subject to change.

Introduction

FEAC is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, FEAC has fiduciary duties to us. As part of this duty, FEAC recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. FEAC’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

FEAC evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and FEAC will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

FEAC also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If FEAC has determined that management is generally socially responsible, FEAC will generally vote against these types of non-routine proposals. Non-routine proposals, to the extent they occur, concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. FEAC will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. FEAC typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, FEAC believes stability and continuity promote profitability. FEAC’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, FEAC must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, THL Credit

Advisors’ employees shall vote the proxy in accordance with FEAC’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

General Counsel

THL Credit, Inc.

500 Boylston Street, Suite 1250

Boston, MA 02116

Code of ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved our investment adviser’s code of ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements. Our code of ethics and business conduct are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and are available on our corporate governance webpage at http://investor.THLCreditBDC.com/corporate-governance.com.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Compliance with Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes- Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and FEAC have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and FEAC have designated a chief compliance officer, Sabrina Rusnak-Carlson, to be responsible for administering the policies and procedures.

The SEC staff has granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Our internet address is www.THLCreditBDC.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained on or accessible through our website is not part of this prospectus.

TAX MATTERS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our common stock and preferred stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. stockholders that hold our common stock or preferred stock as capital assets. A U.S. stockholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, U.S. expatriates, or persons that will hold our common stock or preferred stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our common stock or preferred stock as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences (including estate and gift tax consequences, which this summary does not address) of the purchase, ownership, or disposition of our common stock or preferred stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement and any related free writing prospectus. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement or any related free writing prospectus.

Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each taxable year, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Company must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Company (a) at least 50% of the value of the Company’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other

RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Company’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (described in 2b above).

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Company will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders. The Company intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Company will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Company in October, November or December with a record date in such a month and paid by the Company during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Company failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to stockholders by the Company of ordinary income (including “market discount” realized by the Company on the sale of debt securities), and of net short-term capital gains, if any, realized by the Company will generally be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned our common stock or preferred stock. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital which will be applied against and reduce the stockholder’s basis in his or her shares of common stock or preferred stock. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares of common stock or preferred stock, the excess will be treated by the stockholder as gain from a sale or exchange of the common stock or preferred stock. Distributions paid by the Company generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of common stock pursuant to the dividend reinvestment plan. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Company issues additional shares of common stock with a fair market value equal to or greater than net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares of common stock. The additional shares of common stock received by a stockholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares of common stock were credited to the stockholder’s account.

The Company may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Company on the gain and (iii) increase the tax basis in his or her shares of common or preferred stock by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service, or the IRS, currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred stock, the Company intends to allocate capital gain dividends, if any, between its common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year. Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares of common stock will receive a report as to the net asset value of those shares.

Sale or Exchange of Stock

Upon the sale or other disposition of our common stock or preferred stock (except pursuant to a repurchase by the Company, as described below), a stockholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the common stock or preferred stock sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the common stock or preferred stock. Generally, a stockholder’s gain or loss will be a long- term gain or loss if the common stock or preferred stock has been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of common stock or preferred stock if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such common stock or preferred stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of common stock or preferred stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common stock or preferred stock.

From time to time, the Company may offer to repurchase its outstanding common stock. Stockholders who tender all shares of common stock of the Company held, or considered to be held, by them will generally be treated as having sold their shares of common stock and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its shares of common stock or fewer than all shares of common stock tendered are repurchased, such stockholder may be treated as having received a taxable dividend upon the tender of its shares of common stock. In such a case, there is a risk that non-tendering stockholders, and stockholders who tender some but not all of their shares of common stock or fewer than all of whose shares of common stock are repurchased, in each case whose percentage interests in the Company increase as a result of such tender, will be treated as having received a taxable distribution from the Company. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming common stock of the Company.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of common stock or preferred stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Company’s Investments

Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to stockholders and the Company’s status as a RIC. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Company expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Other Accrued Amounts

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Market Discount

In general, the Company will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Company’s initial tax basis in the security by more than a statutory de minimis amount. The Company will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Company makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Company sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Company’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Company’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company.

Preferred Stock or Borrowings

If the Company utilizes leverage through the issuance of preferred stock or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common stock in certain circumstances. Limits on the Company’s payments of dividends on common stock may prevent the Company from meeting the distribution requirements described above, and may, therefore, jeopardize the Company’s qualification for taxation as a RIC and possibly subject the Company to the 4% excise tax. The Company will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Company may be required to withhold from all distributions and redemption proceeds payable to U.S. stockholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign Stockholder”), depends on whether the income from the Company is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from the Company is not “effectively connected” with a U.S. trade or business carried on by the foreign Stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Company that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Company properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign Stockholder, and that satisfy certain other requirements. A foreign Stockholder whose income from the Company is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common stock or preferred stock. However, a foreign Stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a foreign Stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common stock or preferred stock will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The Company may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign Stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Company pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our common stock or preferred stock.

Other Taxation

Stockholders may be subject to state, local and foreign taxes on their distributions from the Company. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock and/or preferred stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement and any related free writing prospectus. A prospectus supplement or supplements and any related free writing prospectuses will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement and any related free writing prospectus will be underwriters of the securities offered by the prospectus supplement and any related free writing prospectus.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement and any related free writing prospectus. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus, any applicable prospectus supplement and any related free writing prospectus. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement and any related free writing prospectus. Unless the prospectus supplement or any free writing prospectus states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement or any free writing prospectus, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement or any related free writing prospectus, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement and any related free writing prospectus, and the prospectus supplement or any related free writing prospectus will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement and any related free writing prospectus indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement and any related free writing prospectus, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement and any related free writing prospectus.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN

State Street Bank & Trust Company provides administrative and accounting services under a sub-administration agreement. State Street provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TRANSFER AGENT

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, FEAC is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FEAC does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FEAC generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FEAC may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FEAC determines in good faith that such commission is reasonable in relation to the services provided. For each of the years ended December 31, 2019, 2018 and 2017, we paid $0 in brokerage commissions.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement or any related free writing prospectus.

EXPERTS

PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm of the Company. PricewaterhouseCoopers LLP audits the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting, and provides audit related services and tax services.

The financial statements of THL Credit, Inc. and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of OEM Group, LLC for the years ended December 31, 2019 and 2018 incorporated by reference to the THL Credit, Inc. Annual Report on Form 10-K for the year ended

December 31, 2019 and 2018 have been so incorporated in reliance on the report of [                ], an independent public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of THL Credit Logan JV LLC incorporated in this Prospectus by reference to THL Credit, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Copperweld Bimetallics LLC for the year ended December 31, 2018 and for each of the three years in the period ended December 31, 2018 incorporated by reference to the THL Credit, Inc. Annual Report on Form 10-K for the year ended December 31, 2018 have been so incorporated in reliance on the report of [            ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The information in “Management’s Report on Internal Control Over Financial Reporting” in Part II, Item 9A of our most recent Annual Report on Form 10-K is incorporated herein by reference.

$250,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PROSPECTUS

, 2020

PART C—OTHER

INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following statements of THL Credit, Inc. (the “Company” or the “Registrant”), and its subsidiaries, THL Credit Logan JV LLC, OEM Group, LLC and Copperweld Bimetallics LLC are incorporated by reference into Part A of this Registration Statement:

THL Credit Inc.

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Assets and Liabilities as of December 31, 2019 and December 31, 2018

Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017

Consolidated Statements of Changes in Net Assets for the years ended December 31, 2019, 2018 and 2017

Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017

Consolidated Schedules of Investments as of December 31, 2019 and December 31, 2018

Notes to Consolidated Financial Statements

THL Credit Logan JV LLC Financial Statements

Consolidated Statements of Assets and Liabilities as of December 31, 2019 and December 31, 2018

Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017

Consolidated Statements of Changes in Net Assets for the years ended December 31, 2019, 2018 and 2017

Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017

Consolidated Schedules of Investments as of December 31, 2019 and December 31, 2018

Notes to Consolidated Financial Statements

OEM Group, LLC Financial Statements

Consolidated Balance Sheets as of December 31, 2019 and 2018

Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2019 and 2018

Consolidated Statements of Members’ Deficit for the years ended December 31, 2019 and 2018

Consolidated Statements of Cash Flows for the years ended December 31, 2019 and 2018

Notes to Consolidated Financial Statements

Consolidated Balance Sheet as of December 31, 2017 (unaudited)

Consolidated Statement of Operations and Comprehensive Loss for the year ended December 31, 2017 (unaudited)

Consolidated Statement of Members’ Equity for the year ended December 31, 2017 (unaudited)

Consolidated Statement of Cash Flows for the year ended December 31, 2017 (unaudited)

Notes to Consolidated Financial Statements (unaudited)

Copperweld Bimetallics LLC

Consolidated Balance Sheet as of December 31, 2018

Consolidated Statement of Comprehensive Income for the year ended December 31, 2018

Consolidated Statement of Changes in Member’s Equity (deficit) for the year ended December 31, 2018

Consolidated Statement of Cash Flows for the year ended December 31, 2018

Notes to Consolidated Financial Statements

Consolidated Balance Sheet as of December 31, 2017 (unaudited)

Consolidated Statements of Comprehensive Loss for the years ended December 31, 2017 (unaudited)

Consolidated Statement of Changes in Member’s Equity (deficit) for the years ended December 31, 2017 (unaudited)

Consolidated Statement of Cash Flows for the years ended December 31, 2017 (unaudited)

Notes to Consolidated Financial Statements (unaudited)

2. Exhibits

Exhibit Number	Description

a.1	Amended and Restated Certificate of Incorporation (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

a.2	Certificate of Amendment of Amended And Restated Certificate Of Incorporation (Incorporated by reference from Appendix A to the Registrant’s Proxy Statement, filed on April 24, 2012).

b.1	Amended and Restated Bylaws (Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed on January 11, 2019).

d.1	Form of Specimen Certificate (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

d.2	Form of Indenture and related exhibits. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 25, 2011).

d.3	First Supplemental Indenture, dated as of November 18, 2014, between the Registrant and U.S. Bank National Association. (Incorporated by reference from Registrant’s Registration Statement on Form N-2 filed on November 18, 2014).

d.4	Form of Warrant Agreement. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 25, 2011).

d.5	Form of Subscription Agent Agreement. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 25, 2011).

d.6	Form of Subscription Certificate. (Incorporated by reference from the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on August 25, 2011).

d.7	Form of Certificate of Designation. (Incorporated by reference from the Registrant’s pre-effective amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on October 18, 2011).

d.8**	Statement of Eligibility of Trustee on Form T-1

d.9	Form of 6.75% Note due 2021 (included as part of Exhibit (d)(3)).

d.10	Form of 6.75% Note due 2021 (Over-Allotment Note) (Incorporated by reference from Registrant’s Registration Statement on Form N-2 filed on December 11, 2014).

d.11	Second Supplemental Indenture, dated as of December 14, 2015, between the Registrant and U.S. Bank National Association (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 filed on December 14, 2015).

d.12	Third Supplemental Indenture, dated as of October 5, 2018, between the Registrant and U.S. Bank National Association. (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 filed on October 5, 2018).

d.13	Form of 6.75% Note due 2022 (included as part of Exhibit (d)(11)).

Exhibit Number	Description

d.14	Form of 6.75% Note due 2022 (additional note) (Incorporated by reference from the Registrant’s post-effective amendment No. 8 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (files no. 333-195070), filed on November 21, 2016).

d.15	Form of 6.125% Note due 2023 (included as part of Exhibit (d)(12)).

e	Dividend Reinvestment Plan (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

f.1	THL Credit Logan JV LLC Limited Liability Company Agreement dated December 3, 2014 between THL Credit, Inc. and Perspecta Trident LLC (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on December 3, 2014).

f.2	Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of August 19, 2015, by and among the Company as borrower, each of the subsidiary guarantors party thereto, the Lenders party thereto and ING Capital LLC, as Administrative Agent. (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on August 20, 2015).

f.3	Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of December 15, 2017, by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Borrower. (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on December 19, 2017).

f.4	Amendment No. 4, dated as of March 13, 2020, to Second Amended And Restated Senior Secured Revolving Credit Agreement dated as of December 15, 2017, by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Borrower. (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 13, 2020).

f.5	Amendment No. 5, dated as of April 14, 2020, to Second Amended And Restated Senior Secured Revolving Credit Agreement dated as of December 15, 2017, by and among the Company as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, Arranger and Borrower. (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 15, 2020).

g.1	Amended and Restated Investment Management Agreement, dated as of June 14, 2019, by and between the Company and THL Credit Advisors LLC (Incorporated by reference from the Registrant’s post-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on June 19, 2019).

g.2	Interim Investment Management Agreement by and between the Company and First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC) (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on February 4, 2020).

h.1	Form of Underwriting Agreement for equity securities. (Incorporated by reference from Registrant’s Registration Statement on Form N-2 filed on June 4, 2014).

h.2	Form of Underwriting Agreement for debt securities. (Incorporated by reference from Registrant’s Registration Statement on Form N-2 filed on June 4, 2014).

j	Custody Agreement between the Company and State Street Bank and Trust Company (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

k.1	Administration Agreement, dated as of January 31, 2020, between THL Credit, Inc. and First Eagle Alternative Credit, LLC. (Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed on February 4, 2020).

k.2	Sub-Administration and Accounting Services Agreement by and between the Company and State Street Bank and Trust Company (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q, filed on August 9, 2010).

Exhibit Number	Description

k.3	License Agreement by and among Thomas H. Lee Partners, the Company and THL Credit Advisors LLC (Incorporated by reference from the Registrant’s pre-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 20, 2010).

l.1**	Opinion of Simpson Thacher & Bartlett LLP.

n.1*	Consent of PricewaterhouseCoopers LLP.

n.2**	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit l.1).

n.3*	Consent of PricewaterhouseCoopers LLP with regard to the report related to the financial statements of THL Credit Logan JV LLC.

n.4**	Consent of [ ] with regard to the report related to the financial statements of OEM Group, LLC.

n.5*	Report of PricewaterhouseCoopers LLP.

n.6*	Power of Attorney

r	Code of Ethics. (Incorporated by reference from the Registrant’s post-effective amendment No.1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 15, 2012).

s.1	Form of Prospectus Supplement For Common Stock Offerings (Incorporated by reference from the Registrant’s post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 27, 2015).

s.2	Form of Prospectus Supplement For Preferred Stock Offerings (Incorporated by reference from the Registrant’s post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 27, 2015).

s.3	Form of Prospectus Supplement For Debt Offerings (Incorporated by reference from the Registrant’s post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 27, 2015).

s.4	Form of Prospectus Supplement For Rights Offerings (Incorporated by reference from the Registrant’s post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 27, 2015).

s.5	Form of Prospectus Supplement For Warrant Offerings (Incorporated by reference from the Registrant’s post-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 27, 2015).

*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement or any related free writing prospectus, if any, accompanying this prospectus.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee	$4,102
FINRA filing fee	$5,240
Nasdaq listing fee	$31,000
Accounting fees and expenses	$80,000
Legal fees and expenses	$150,000
Printing expenses	$80,000
Miscellaneous	$10,000

Total	$360,342

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

•	THL Credit Holdings, Inc. (Delaware)—100%

•	THL Corporate Finance, Inc. (Delaware)—100%

•	THL Credit SBIC, LP (Delaware)—100%

•	THL Credit SBIC GP, LLC (Delaware)—100%

•	THL Credit OEMG Investor, Inc. (Delaware)—93.5%

Each of our subsidiaries listed above is consolidated for financial reporting purposes. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of stockholders of record of the Company’s common stock as of May 21, 2020:

Title of Class	Number of Record holders
Common stock, par value $.001 per share	2

Item 30.	Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which FEAC, and each managing director, director or executive officer of FEAC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding FEAC and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71201), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, THL Credit Inc., 500 Boylston Street, Suite 1250, Boston, MA 02116;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038;

(3)	the Custodian, State Street, c/o DTC / New York Window, 55 Water Street, New York, NY 10041; and

(4)	the Advisor, First Eagle Alternative Credit, 500 Boylston Street, Suite 1250, Boston, MA 02116.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

The Registrant undertakes:

1.	Not applicable.

2.	Not applicable.

3.

If the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

4.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d), or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)

that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.

The Registrant undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

7.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

8.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of May, 2020.

THL CREDIT, INC.

/S/ CHRISTOPHER J. FLYNN
Christopher J. Flynn
Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on May 22, 2020 This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/S/ CHRISTOPHER J. FLYNN	Director and Chief Executive Officer
Christopher J. Flynn	(Principal Executive Officer)

/S/ TERRENCE W. OLSON	Chief Financial Officer
Terrence W. Olson	(Principal Financial and Accounting Officer)

*	Chairman of the Board of Directors
Nancy Hawthorne

*	Director
Edmund P. Giambastiani, Jr.

*	Director
James D. Kern

*	Director
Deborah McAneny

*	Director
Jane Musser Nelson

*	Signed by Terrence W. Olson pursuant to a power of attorney signed by each individual and filed with this Registration Statement on May 22, 2020.